SEMI
Annual
Report

                                [GRAPHIC OMITTED]
                               TOWERING BUILDINGS

                                 MARCH 31, 2003


FRANKLIN MANAGED TRUST

FRANKLIN RISING DIVIDENDS FUND



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                                 [LOGO OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS

                                                    THANK YOU FOR INVESTING WITH
                                                FRANKLIN TEMPLETON. WE ENCOURAGE
                                           OUR INVESTORS TO MAINTAIN A LONG-TERM
                                               PERSPECTIVE AND REMEMBER THAT ALL
                                             SECURITIES MARKETS MOVE BOTH UP AND
                                           DOWN, AS DO MUTUAL FUND SHARE PRICES.
                                                 WE APPRECIATE YOUR PAST SUPPORT
                                                AND LOOK FORWARD TO SERVING YOUR
                                            INVESTMENT NEEDS IN THE YEARS AHEAD.



[PHOTO OMITTED]

WILLIAM J. LIPPMAN
PRESIDENT AND CHIEF EXECUTIVE
OFFICER - INVESTMENT MANGEMENT
FRANKLIN RISING DIVIDENDS FUND
A SERIES OF FRANKLIN MANAGED TRUST

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


SHAREHOLDER LETTER

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN RISING DIVIDENDS FUND SEEKS LONG-TERM CAPITAL APPRECIATION. PRESERVATION OF CAPITAL IS ALSO AN IMPORTANT CONSIDERATION. THE FUND INVESTS IN THE EQUITY SECURITIES OF COMPANIES THAT HAVE PAID CONSISTENTLY RISING DIVIDENDS OVER THE PAST 10 YEARS.
--------------------------------------------------------------------------------


Dear Shareholder:

This semiannual report for Franklin Rising Dividends Fund covers the period ended March 31, 2003.


ECONOMIC OVERVIEW
Although the economy grew modestly during the six months under review, investors clearly had much to worry about. As we write, developments with the war in Iraq are noticeably affecting financial markets. Additionally, the financial markets continued absorbing the aftermath of excessive capital investments, aggressive accounting, lax corporate governance and overly optimistic stock prices that are legacies of the late 1990s' "new economy." Even the weather played a negative role as a severe winter disrupted commerce and contributed to higher energy prices.

We see these issues, along with the generally soft economy, affecting the operating results or investor perceptions of many companies in the Fund's portfolio. For example,


The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 13.

              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
              -----------------------------------------------------


CONTENTS

Shareholder Letter .........  1

Performance Summary ........  7

Financial Highlights &
Statement of Investments ...  9

Financial Statements ....... 15

Notes to
Financial Statements ....... 19

EDGAR REPRESENTATION OF PYRAMID GRAPHIC AS FOLLOWS:
[GRAPHIC OMITTED]
FUND CATEGORY
GLOBAL
GROWTH
GROWTH & INCOME
INCOME
TAX-FREE INCOME
higher oil and natural gas prices took a toll on many of the Fund's holdings. Nucor and Lancaster Colony use natural gas in their production processes, and Bemis and Myers Industries use resins, a petrochemical byproduct, for the manufacture of many of their plastic products. Aerospace suppliers such as Teleflex and General Electric were hurt by higher jet fuel costs. Meanwhile, increasing gasoline prices reduced consumer discretionary income, which affected retailers and related companies such as Limited Brands and Leggett & Platt. Capital spending remained weak as shown by the results of Dover and Kaydon, while slowing auto sales hurt Superior Industries International. Sustained, very low interest rates contributed to shrinking net interest margins at many financial institutions, including our TrustCo Bank and Mercantile Bankshares positions. Three years of declining equity prices have decreased revenues at State Street and Wilmington Trust and increased pension costs at many other companies.

Fortunately, many investors understand these issues and their consequences. Most of the companies in the Fund's portfolio grew their earnings during the reporting period, and many businesses say they plan to increase capital expenditures in the coming year. Additionally, many homeowners are still benefiting from mortgage refinancing. We saw many high-quality companies' share prices recently trading at reasonable levels, especially considering the low interest rates available on money market or fixed income investments.

Within this environment, Franklin Rising Dividends Fund - Class A delivered +0.15% cumulative total return for the six months ended March 31, 2003, as shown in the Performance Summary beginning on page 7. In comparison, the Fund's benchmark, the Russell Midcap(R) Value Index, posted a 2.73% gain for the same period.1


PORTFOLIO NOTES
Our investment strategy is based on our belief that companies with consistently rising dividends should, over time, also realize appreciation in their stock prices. We select portfolio securities based on several criteria. To be eligible for purchase, stocks must pass certain investment screening procedures, requiring consistent and substantial dividend increases, strong balance sheets and relatively low price/earnings ratios. We seek fundamentally sound companies that meet our standards and attempt to acquire them at attractive prices, often when they are out of favor with other investors.

We initiated two positions in the portfolio during the period, Peoples Bancorp and Erie Indemnity. Peoples Bancorp is a small-cap, multi-bank holding company based in southeastern Ohio. The company has an exceptional record of 29 consecutive years of increased earnings and 37 straight years of dividend growth. Erie Indemnity is the management company for Erie Insurance Exchange, a personal and small commercial property and casualty insurer. Similar to those of insurance brokers, Erie Indemnity's earnings growth is largely a function of insurance



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

PORTFOLIO BREAKDOWN
Based on Total Net Assets
3/31/03

Finance                                  34.6%
Producer Manufacturing                   19.5%
Health Technology                         7.5%
Consumer Non-Durables                     7.2%
Retail Trade                              6.0%
Consumer Durables                         4.7%
Process Industries                        4.3%
Non-Energy Minerals                       4.1%
Electronic Technology                     3.9%
Technology Services                       3.1%
Commerical Services                       0.5%
Energy Minerals                           0.4%
Short-Term Investments & Other Net Assets 4.2%





1. Source: Standard & Poor's Micropal. The unmanaged Russell Midcap Value Index is market capitalization-weighted and measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

TOP 10 EQUITY HOLDINGS
3/31/03

COMPANY             % OF TOTAL
SECTOR/INDUSTRY     NET ASSETS
------------------------------

Family Dollar Stores Inc. 4.6%
RETAIL TRADE

Washington Mutual Inc.    4.2%
FINANCE

Old Republic
International Corp.       4.1%
FINANCE

National Commerce
Financial Corp.           4.1%
FINANCE

Nucor Corp.               4.1%
NON-ENERGY MINERALS

Superior Industries
International Inc.        4.0%
PRODUCER MANUFACTURING

American International
Group Inc.                4.0%
FINANCE

Alberto-Culver Co., A     4.0%
CONSUMER NON-DURABLES

Fannie Mae                4.0%
FINANCE

General Electric Co.      3.9%
PRODUCER MANUFACTURING



premium increases rather than underwriting results. Erie Indemnity has raised its dividend for 23 consecutive years.

Sales of the Fund's shares continued to be strong during the six-month period. As a result, we were able to add to a number of different positions. The largest increases were Nucor, Hillenbrand Industries, Old Republic International, National Commerce Financial and Superior Industries International. Nucor, the leading domestic steel company, has been using its strong balance sheet to acquire quality steel manufacturing assets at attractive prices. With increased productive capacity, Nucor's earnings stand to improve if higher prices lead to margin expansion. Nucor has 29 years of dividend increases. Hillenbrand is a leading provider of funeral products as well as a manufacturer of durable hospital equipment. We believe the company is well positioned to benefit from the aging American population. Hillenbrand has 31 years of dividend increases. Old Republic is an insurance company with diverse business lines including several specialty property lines, mortgage guaranty and title insurance. Although operating results have been strong, some investors were concerned that the anticipated decline in mortgage refinancing activity would dampen the company's earnings. Old Republic has raised its dividend for 22 consecutive years. National Commerce Financial, a financial services company with an attractive southeastern regional banking franchise, has an internal growth record that is better than most of its peers. The company has increased its dividend for 27 straight years. The share price of Superior, the leading manufacturer of aluminum wheels, has been relatively weak in recent months as investors expect slowing auto sales. Superior, however, has significantly increased the number of vehicle platforms that use its wheels in the 2003 and 2004 model years, thus largely insulating itself from any slowdown in North American auto sales. The company has 19 years of consecutive dividend growth.

Among the Fund's 10 largest positions, the best-performing stocks during the period were Family Dollar Stores and Washington Mutual. Family Dollar has continued gaining recognition for its consistent record of strong sales and earnings growth. The company has 27 years of dividend growth. Washington Mutual's stock price reacted positively to the relatively stable interest rates during the six months under review. The company has increased its dividend every quarter since 1995's fourth quarter. Other strong performers include Graco and Reynolds & Reynolds. Graco's share price reacted well when the company used some of its excess cash to buy back a large block of stock at a discount. Reynolds & Reynolds' share price appreciated as investors anticipated that the company's growth rate would accelerate as the company rolls out its new suite of information management solutions for automotive retailers.

Notable year-over-year dividend increases during the six months ended March 31, 2003, came from Limited Brands (+33%), Arthur J. Gallagher (+20%), AFLAC (+17%), Alberto-Culver Class A (+17%), Fannie Mae (+18%), Washington Mutual (+16%) and Family Dollar Stores (+15%).

As shown on the table on page 4, our 10 largest positions on March 31, 2003, represented 41% of the Fund's total net assets. It is interesting to note how these 10 companies would, in the aggregate, respond to the Fund's screening criteria based on a

A NOTE ABOUT
DUPLICATE MAILINGS
YOU WILL RECEIVE YOUR FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301.
AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS
ON OUR WEBSITE.

simple average of statistical measures. On average, these 10 companies have raised their dividends 22 years in a row and by 317% in the past 10 years. Their most recent dividend increases averaged 12.2%, for a yield of 2.0% on March 31, 2003, and an average dividend payout ratio of 25%. Long-term debt averaged 18% of capitalization, and the average price/earnings ratio was 13.5 on calendar year 2003 estimates. In our opinion, these companies are representative of the portfolio's fundamentally high quality. We also believe that, over the long term, companies that increase cash payments to shareholders, year after year, will be superior builders of wealth.

Sincerely,

/S/ WILLIAM J. LIPPMAN

William J. Lippman
President

/S/ DONALD G. TAYLOR

Donald G. Taylor
Senior Portfolio Manager

Franklin Rising Dividends Fund



--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of March 31, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 3/31/03
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



PRICE AND DISTRIBUTION INFORMATION


CLASS A                        CHANGE         3/31/03   9/30/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$0.11         $22.76    $22.87
DISTRIBUTIONS (10/1/02-3/31/03)
Dividend Income                $0.0671
Long-Term Capital Gain         $0.0885
                               -------
      Total                    $0.1556


CLASS B                        CHANGE         3/31/03   9/30/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$0.11         $22.64    $22.75
DISTRIBUTIONS (10/1/02-3/31/03)
Dividend Income                $0.0128
Long-Term Capital Gain         $0.0885
                               -------
      Total                    $0.1013


CLASS C                        CHANGE         3/31/03   9/30/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$0.12         $22.60    $22.72
DISTRIBUTIONS (10/1/02-3/31/03)
Dividend Income                $0.0112
Long-Term Capital Gain         $0.0885
                               -------
      Total                    $0.0997


CLASS R                        CHANGE         3/31/03   9/30/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$0.12         $22.72    $22.84
DISTRIBUTIONS (10/1/02-3/31/03)
Dividend Income                $0.0749
Long-Term Capital Gain         $0.0885
                               -------
      Total                    $0.1634

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Past performance does not guarantee future results.

PERFORMANCE




CLASS A                       6-MONTH 1-YEAR   5-YEAR   10-YEAR
---------------------------------------------------------------
Cumulative Total Return 1     +0.15%  -15.91%  +7.38%  +134.85%
Average Annual Total Return 2 -5.63%  -20.73%  +0.24%    +8.27%
Value of $10,000 Investment 3 $9,437  $7,927   $10,121  $22,130


                                                       INCEPTION
CLASS B                       6-MONTH 1-YEAR   3-YEAR  (1/1/99)
---------------------------------------------------------------
Cumulative Total Return 1     -0.07%  -16.33% +19.07%   +9.46%
Average Annual Total Return 2 -4.05%  -19.66%  +5.09%   +1.73%
Value of $10,000 Investment 3 $9,595  $8,034   $11,607  $10,754


                                                       INCEPTION
CLASS C                       6-MONTH 1-YEAR   5-YEAR  (5/1/95)
---------------------------------------------------------------
Cumulative Total Return 1     -0.12%  -16.36%  +4.52%  +122.97%
Average Annual Total Return 2 -2.11%  -18.01%  +0.69%   +10.51%
Value of $10,000 Investment 3 $9,789  $8,199   $10,347  $22,069


                                                       INCEPTION
CLASS R                               6-MONTH  1-YEAR  (1/1/02)
---------------------------------------------------------------
Cumulative Total Return 1             +0.13%   -15.92%  -6.98%
Average Annual Total Return 2         -0.86%   -16.75%  -6.41%
Value of $10,000 Investment 3         $9,914   $8,325   $9,210

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).


--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

              Past performance does not guarantee future results.

FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND
Financial Highlights


                                                                             CLASS A
                                            ------------------------------------------------------------------
                                            SIX MONTHS ENDED                YEAR ENDED SEPTEMBER 30,
                                             MARCH 31, 2003   ------------------------------------------------
                                              (UNAUDITED)       2002      2001       2000      1999      1998
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......        $22.87    $22.71    $20.02     $21.28    $21.53    $26.93
                                            ------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)a .............           .09       .13       .18        .16       .15       .13
 Net realized and unrealized gains (losses)           (.04)      .87      2.70        .40      1.76     (2.22)
                                            ------------------------------------------------------------------
Total from investment operations ...........           .05      1.00      2.88        .56      1.91     (2.09)
                                            ------------------------------------------------------------------
Less distributions from:
 Net investment income .....................          (.07)     (.11)     (.19)      (.15)     (.17)     (.11)
 Net realized gains ........................          (.09)     (.73)       --      (1.67)    (1.99)    (3.20)
                                            ------------------------------------------------------------------
Total distributions ........................          (.16)     (.84)     (.19)     (1.82)    (2.16)    (3.31)
                                            ------------------------------------------------------------------
Net asset value, end of period .............        $22.76    $22.87    $22.71     $20.02    $21.28    $21.53
                                            ==================================================================

Total return b .............................          .15%     4.27%    14.40%      2.95%     8.29%   (9.05)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........      $571,636  $502,150  $297,316   $261,571  $363,918  $407,336
Ratios to average net assets:
 Expenses ..................................         1.36% c   1.36%     1.45%      1.58%     1.43%     1.39%
 Net investment income (loss) ..............          .72% c    .51%      .78%       .81%      .66%      .51%
Portfolio turnover rate ....................         1.12%     5.67%    18.72%     11.91%    14.04%    23.99%


aBased on average shares outstanding effective year ended September 30, 1999. bTotal return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized.

FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND
Financial Highlights (CONTINUED)


                                                                        CLASS B
                                                 --------------------------------------------------------
                                                 SIX MONTHS ENDED               YEAR ENDED SEPTEMBER 30,
                                                  MARCH 31, 2003  ---------------------------------------
                                                    (UNAUDITED)     2002       2001      2000    1999 d
                                                 --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............        $22.75   $22.62     $19.96    $21.23    $23.54
                                                 --------------------------------------------------------
Income from investment operations:
 Net investment income (loss)a ..................           .03       --        .06       .06       .04
 Net realized and unrealized gains (losses) .....          (.04)     .88       2.69       .39     (2.24)
                                                 --------------------------------------------------------
Total from investment operations ................          (.01)     .88       2.75       .45     (2.20)
                                                 --------------------------------------------------------
Less distributions from:
 Net investment income ..........................          (.01)    (.02)      (.09)     (.05)     (.11)
 Net realized gains .............................          (.09)    (.73)        --     (1.67)       --
                                                 --------------------------------------------------------
Total distributions .............................          (.10)    (.75)      (.09)    (1.72)     (.11)
                                                 --------------------------------------------------------
Net asset value, end of period ..................        $22.64   $22.75     $22.62    $19.96    $21.23
                                                 ========================================================
Total return b ..................................        (.07)%    3.78%     13.77%     2.38%   (9.38)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............       $96,334  $45,522     $4,934    $1,684    $1,477
Ratios to average net assets:
 Expenses .......................................         1.88% c  1.93%      2.00%     2.13%     1.98% c
 Net investment income (loss) ...................          .20% c (.06)%       .24%      .27%      .24% c
Portfolio turnover rate .........................         1.12%    5.67%     18.72%    11.91%    14.04%


aBased on average shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized.
dFor the period January 1, 1999 (effective date) to September 30, 1999.

FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND
Financial Highlights (CONTINUED)


                                                                             CLASS C
                                            ------------------------------------------------------------------
                                            SIX MONTHS ENDED                YEAR ENDED SEPTEMBER 30,
                                             MARCH 31, 2003   ------------------------------------------------
                                              (UNAUDITED)       2002      2001       2000      1999      1998
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......         $22.72    $22.60    $19.92     $21.19    $21.45    $26.85
                                            ------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)a ............            .02       .01       .05        .06       .03        --
 Net realized and unrealized gains (losses)           (.04)      .86      2.70        .39      1.75     (2.20)
                                            ------------------------------------------------------------------
Total from investment operations ..........           (.02)      .87      2.75        .45      1.78     (2.20)
                                            ------------------------------------------------------------------
Less distributions from:
 Net investment income ....................           (.01)     (.02)     (.07)      (.05)     (.05)       --
 Net realized gains .......................           (.09)     (.73)       --      (1.67)    (1.99)    (3.20)
                                            ------------------------------------------------------------------
Total distributions .......................           (.10)     (.75)     (.07)     (1.72)    (2.04)    (3.20)
                                            ------------------------------------------------------------------
Net asset value, end of period ............         $22.60    $22.72    $22.60     $19.92    $21.19    $21.45
                                            ==================================================================

Total return b ............................         (.12)%     3.72%    13.78%      2.38%     7.69%    (9.48)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........       $160,761   $94,734   $32,074    $23,870   $40,544   $43,790
Ratios to average net assets:
 Expenses .................................          1.93% c   1.85%     1.99%      2.07%     1.98%     1.94%
 Net investment income (loss) .............           .15% c    .02%      .23%       .30%      .11%    (.05)%
Portfolio turnover rate ...................          1.12%     5.67%    18.72%     11.91%    14.04%    23.99%


aBased on average shares outstanding effective year ended September 30, 1999. bTotal return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized.

FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND
Financial Highlights (CONTINUED)


                                                                   CLASS R
                                                        --------------------------------
                                                        SIX MONTHS ENDED   PERIOD ENDED
                                                         MARCH 31, 2003    SEPTEMBER 30,
                                                           (UNAUDITED)        2002 d
                                                        --------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................      $22.84       $24.67
                                                        --------------------------------
Income from investment operations:
 Net investment income (loss)a .........................         .09          .11
 Net realized and unrealized gains (losses) ............        (.05)       (1.85)
                                                        --------------------------------
Total from investment operations .......................         .04        (1.74)
                                                        --------------------------------
Less distributions from:
 Net investment income .................................        (.07)        (.09)
 Net realized gains ....................................        (.09)          --
                                                        --------------------------------
Total distributions ....................................        (.16)        (.09)
                                                        --------------------------------
Net asset value, end of period .........................      $22.72       $22.84
                                                        ================================

Total return b .........................................        .13%      (7.10)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......................     $11,063       $1,774
Ratios to average net assets:
 Expenses ..............................................       1.42% c      1.41% c
 Net investment income (loss) ..........................        .66% c       .46% c
Portfolio turnover rate ................................       1.12%        5.67%


aBased on average shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized.
dFor the period January 2, 2002 (effective date) to September 30, 2002.


                       See notes to financial statements.
12

FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND
STATEMENT OF INVESTMENTS, MARCH 31, 2003 (UNAUDITED)


                                                                                          SHARES     VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 95.8%
     COMMERCIAL SERVICES .5%
     ABM Industries Inc. .............................................................   306,300 $  4,024,782
                                                                                                 ------------
     CONSUMER DURABLES 4.7%
     Leggett & Platt Inc. ............................................................   928,100   16,965,668
     Russ Berrie & Co. Inc. ..........................................................   713,400   22,828,800
                                                                                                 ------------
                                                                                                   39,794,468
                                                                                                 ------------
     CONSUMER NON-DURABLES 7.2%
     Alberto-Culver Co., A ...........................................................   703,100   33,713,645
     Altria Group Inc. ...............................................................    81,500    2,441,740
     Lancaster Colony Corp. ..........................................................   392,600   15,055,817
     Superior Uniform Group Inc. .....................................................   260,900    2,895,990
     Universal Corp. .................................................................   177,600    6,706,176
                                                                                                 ------------
                                                                                                   60,813,368
                                                                                                 ------------
     ELECTRONIC TECHNOLOGY 3.9%
     Cohu Inc. .......................................................................   388,400    5,682,292
     Diebold Inc. ....................................................................   787,800   26,737,932
                                                                                                 ------------
                                                                                                   32,420,224
                                                                                                 ------------
     ENERGY MINERALS .4%
     Royal Dutch Petroleum Co., N.Y. shs. ............................................    89,700    3,655,275
                                                                                                 ------------
     FINANCE 34.6%
     AFLAC Inc. ......................................................................   550,600   17,646,730
     American International Group Inc. ...............................................   685,877   33,916,618
     Arthur J. Gallagher & Co. .......................................................   792,000   19,443,600
     Erie Indemnity Co. ..............................................................   260,200    9,445,260
     Fannie Mae ......................................................................   514,800   33,642,180
     Mercantile Bankshares Corp. .....................................................   496,950   16,866,483
     Mercury General Corp. ...........................................................   422,900   16,049,055
     National Commerce Financial Corp. ............................................... 1,438,300   34,087,710
     Old Republic International Corp. ................................................ 1,274,900   34,103,575
     Peoples Bancorp Inc. ............................................................   177,500    4,110,900
     RLI Corp. .......................................................................   551,524   14,819,450
     State Street Corp. ..............................................................   269,200    8,514,796
     TrustCo Bank Corp. NY ...........................................................   668,121    6,434,005
     U.S. Bancorp ....................................................................   136,903    2,598,419
     Washington Mutual Inc. ..........................................................   990,450   34,933,171
     Wilmington Trust Corp. ..........................................................   139,400    3,875,320
                                                                                                 ------------
                                                                                                  290,487,272
                                                                                                 ------------
     HEALTH TECHNOLOGY 7.5%
     Becton, Dickinson & Co. .........................................................   341,700   11,768,148
     Hillenbrand Industries Inc. .....................................................   553,800   28,232,724
     Pall Corp. ......................................................................   268,200    5,364,000
    aWest Pharmaceutical Services Inc. ...............................................   904,800   17,734,080
                                                                                                 ------------
                                                                                                   63,098,952
                                                                                                 ------------

FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND
STATEMENT OF INVESTMENTS, MARCH 31, 2003 (UNAUDITED) (CONT.)


                                                                                          SHARES     VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     NON-ENERGY MINERALS 4.1%
     Nucor Corp. .....................................................................   891,100 $ 34,013,287
                                                                                                 ------------
     PROCESS INDUSTRIES 4.3%
     Bemis Co. Inc. ..................................................................   229,300    9,644,358
     Brady Corp., A ..................................................................   200,600    5,672,968
     Donaldson Co. Inc. ..............................................................   305,600   11,178,848
     Myers Industries Inc. ........................................................... 1,011,030    9,655,337
                                                                                                 ------------
                                                                                                   36,151,511
                                                                                                 ------------
     PRODUCER MANUFACTURING 19.5%
     Baldor Electric Co. .............................................................   201,766    4,317,792
     Carlisle Cos. Inc. ..............................................................   286,000   11,580,140
     CIRCOR International Inc. .......................................................   220,300    2,993,877
     Dover Corp. .....................................................................   557,400   13,500,228
     General Electric Co. ............................................................ 1,290,800   32,915,400
     Graco Inc. ......................................................................   644,425   18,108,343
     Kaydon Corp. ....................................................................   314,800    5,924,536
     Roper Industries Inc. ...........................................................   864,200   24,932,170
     Superior Industries International Inc. ..........................................   932,000   33,952,760
     Teleflex Inc. ...................................................................   427,000   15,243,900
                                                                                                 ------------
                                                                                                  163,469,146
                                                                                                 ------------
     RETAIL TRADE 6.0%
     Family Dollar Stores Inc. ....................................................... 1,259,600   38,896,448
     Fresh Brands Inc. ...............................................................   184,900    2,486,905
     Limited Brands Inc. .............................................................   666,410    8,576,697
                                                                                                 ------------
                                                                                                   49,960,050
                                                                                                 ------------
     TECHNOLOGY SERVICES 3.1%
     Reynolds & Reynolds Co., A ...................................................... 1,040,800   26,332,240
                                                                                                 ------------
     TOTAL COMMON STOCKS (COST $778,683,140)                                                      804,220,575
                                                                                                 ------------
     SHORT TERM INVESTMENTS (COST $37,284,925) 4.4%
    bFranklin Institutional Fiduciary Trust Money Market Portfolio ...................37,284,925   37,284,925
                                                                                                 ------------
     TOTAL INVESTMENTS (COST $815,968,065) 100.2% ....................................            841,505,500
     OTHER ASSETS, LESS LIABILITIES (.2)% ............................................             (1,711,614)
                                                                                                 ------------
     NET ASSETS 100.0% ...............................................................           $839,793,886
                                                                                                 ------------


aSee note 6 regarding Holdings of 5% Voting Securities.
bSee note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

                       See notes to financial statements.

FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2003 (UNAUDITED)


Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ..................... $791,242,766
  Cost - Non-controlled affiliate issuers .........   24,725,299
                                                    ============
  Value - Unaffiliated issuers ....................  823,771,420
  Value - Non-controlled affiliate issuers ........   17,734,080
 Receivables:
  Capital shares sold .............................    2,513,497
  Dividends .......................................    1,487,158
                                                    ------------
      Total assets ................................  845,506,155
                                                    ------------
Liabilities:
 Payables:
  Investment securities purchased .................    2,255,642
  Capital shares redeemed .........................    1,976,888
  Affiliates ......................................    1,265,282
  Shareholders ....................................      192,687
 Other liabilities ................................       21,770
                                                    ------------
      Total liabilities ...........................    5,712,269
                                                    ------------
Net assets, at value .............................. $839,793,886
                                                    ============
Net assets consist of:
 Undistributed net investment income .............. $  1,179,303
 Net unrealized appreciation (depreciation) .......   25,537,435
 Accumulated net realized gain (loss) .............   (1,682,812)
 Capital shares ...................................  814,759,960
                                                    ------------
Net assets, at value .............................. $839,793,886
                                                    ============

FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND
Financial Statements (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2003 (UNAUDITED) (CONT.)


CLASS A:
 Net assets, at value ......................................................................  $571,635,519
                                                                                              ------------
 Shares outstanding ........................................................................    25,112,719
                                                                                              ------------
 Net asset value per share a ...............................................................        $22.76
                                                                                              ------------
 Maximum offering price per share (Net asset value per share [DIVIDE] 94.25%) ..............        $24.15
                                                                                              ------------
CLASS B:
 Net assets, at value ......................................................................  $ 96,333,864
                                                                                              ------------
 Shares outstanding ........................................................................     4,255,889
                                                                                              ------------
 Net asset value and maximum offering price per share a ....................................        $22.64
                                                                                              ------------
CLASS C:
 Net assets, at value ......................................................................  $160,761,113
                                                                                              ------------
 Shares outstanding ........................................................................     7,113,783
                                                                                              ------------
 Net asset value per share a ...............................................................        $22.60
                                                                                              ------------
 Maximum offering price per share (Net asset value per share [DIVIDE] 99%) .................        $22.83
                                                                                              ------------
CLASS R:
 Net assets, at value ......................................................................  $ 11,063,390
                                                                                              ------------
 Shares outstanding ........................................................................       486,927
                                                                                              ------------
 Net asset value and maximum offering price per share a ....................................        $22.72
                                                                                              ------------


aRedemption price is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2003 (UNAUDITED)


Investment income:
 Dividends:
  Unaffiliated issuers .......................................... $  7,719,859
  Non-controlled affiliated issuers .............................      356,800
                                                                  -------------
      Total investment income ...................................    8,076,659
                                                                  -------------
Expenses:
 Management fees (Note 3) .......................................    2,688,570
 Distribution fees (Note 3)
  Class A .......................................................    1,224,463
  Class B .......................................................      352,812
  Class C .......................................................      673,696
  Class R .......................................................       19,499
 Transfer agent fees (Note 3) ...................................      640,942
 Accounting fees (Note 3) .......................................       20,034
 Custodian fees .................................................        3,172
 Reports to shareholders ........................................       64,338
 Registration and filing fees ...................................      118,622
 Professional fees ..............................................       12,799
 Trustees' fees and expenses ....................................       14,006
 Other ..........................................................        5,158
                                                                  -------------
      Total expenses ............................................    5,838,111
                                                                  -------------
       Net investment income ....................................    2,238,548
                                                                  -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ......................     (247,808)
 Net unrealized appreciation (depreciation) on investments ......  (10,626,776)
                                                                  -------------
Net realized and unrealized gain (loss) .........................  (10,874,584)
                                                                  -------------
Net increase (decrease) in net assets resulting from operations . $ (8,636,036)
                                                                  -------------


                       See notes to financial statements.

FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED MARCH 31, 2003 (UNAUDITED)
AND THE YEAR ENDED SEPTEMBER 30, 2002


                                                                          SIX MONTHS ENDED      YEAR ENDED
                                                                           MARCH 31, 2003   SEPTEMBER 30, 2002
                                                                          ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ...........................................  $  2,238,548      $ 2,244,522
  Net realized gain (loss) from investments ..............................      (247,808)       3,733,720
  Net unrealized appreciation (depreciation) on investments ..............   (10,626,776)     (33,737,205)
                                                                            -----------------------------
      Net increase (decrease) in net assets resulting from operations ....    (8,636,036)     (27,758,963)
Distributions to shareholders from:
 Net investment income:
  Class A ................................................................    (1,586,483)      (1,870,570)
  Class B ................................................................       (35,548)          (5,997)
  Class C ................................................................       (58,587)         (28,958)
  Class R ................................................................       (19,593)          (3,601)
 Net realized gains:
  Class A ................................................................    (2,092,455)      (9,699,747)
  Class B ................................................................      (245,781)        (189,972)
  Class C ................................................................      (462,944)      (1,121,855)
  Class R ................................................................       (23,150)              --
                                                                            -----------------------------
 Total distributions to shareholders .....................................    (4,524,541)     (12,920,700)
Capital share transactions: (Note 2)
  Class A ................................................................    75,818,292      231,771,186
  Class B ................................................................    53,311,806       45,943,976
  Class C ................................................................    69,890,875       70,791,354
  Class R ................................................................     9,752,798        2,029,260
                                                                            -----------------------------
Total capital share transactions .........................................   208,773,771      350,535,776
      Net increase (decrease) in net assets ..............................   195,613,194      309,856,113
Net assets:
 Beginning of period .....................................................   644,180,692      334,324,579
                                                                            -----------------------------
 End of period ...........................................................  $839,793,886     $644,180,692
                                                                            -----------------------------
Undistributed net investment income included in net assets:
 End of period ...........................................................  $  1,179,303        $ 640,966
                                                                            -----------------------------

                       See notes to financial statements.

FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Managed Trust (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of one fund, the Franklin Rising Dividends Fund (the Fund). The Fund seeks to provide growth and income.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

D. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The Fund offers four classes of shares: Class A, Class B, Class C and Class R. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND
Notes to Financial Statements (unaudited) (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

At March 31, 2003, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:


                                                            SIX MONTHS ENDED              YEAR ENDED
                                                             MARCH 31, 2003           SEPTEMBER 30, 2002
                                                        -------------------------------------------------------
CLASS A SHARES:                                            SHARES      AMOUNT          SHARES     AMOUNT
                                                        -------------------------------------------------------
Shares sold ...........................................  7,582,578  $ 179,571,977    13,615,697  $ 352,391,850
Shares issued on reinvestment of distributions ........    129,992      3,206,910       418,764      9,986,138
Shares redeemed ....................................... (4,560,835)  (106,960,595)   (5,165,000)  (130,606,802)
                                                        -------------------------------------------------------
Net increase (decrease) ...............................  3,151,735  $  75,818,292     8,869,461  $ 231,771,186
                                                        -------------------------------------------------------


                                                            SIX MONTHS ENDED              YEAR ENDED
                                                             MARCH 31, 2003           SEPTEMBER 30, 2002
                                                        -------------------------------------------------------
CLASS B SHARES:                                             SHARES     AMOUNT          SHARES      AMOUNT
                                                        -------------------------------------------------------
Shares sold ...........................................  2,600,625    $61,294,504     1,986,484    $50,990,326
Shares issued on reinvestment of distributions ........     10,098        248,201         7,328        173,004
Shares redeemed .......................................   (356,246)    (8,230,899)     (210,499)    (5,219,354)
                                                        -------------------------------------------------------
Net increase (decrease) ...............................  2,254,477    $53,311,806     1,783,313    $45,943,976
                                                        -------------------------------------------------------


                                                            SIX MONTHS ENDED              YEAR ENDED
                                                             MARCH 31, 2003           SEPTEMBER 30, 2002
                                                        -------------------------------------------------------
CLASS C SHARES:                                            SHARES      AMOUNT          SHARES     AMOUNT
                                                        -------------------------------------------------------
Shares sold ...........................................  3,587,279   $ 84,632,248     3,386,665   $ 86,464,439
Shares issued on reinvestment of distributions ........     18,856        462,902        45,202      1,065,878
Shares redeemed .......................................   (661,950)   (15,204,275)     (681,573)   (16,738,963)
                                                        -------------------------------------------------------
Net increase (decrease) ...............................  2,944,185   $ 69,890,875     2,750,294   $ 70,791,354
                                                        -------------------------------------------------------


                                                            SIX MONTHS ENDED             PERIOD ENDED
                                                             MARCH 31, 2003           SEPTEMBER 30, 2002a
                                                        -------------------------------------------------------
CLASS R SHARES:                                            SHARES      AMOUNT          SHARES     AMOUNT
                                                        -------------------------------------------------------
Shares sold ...........................................    464,716    $11,061,093        86,769     $2,259,244
Shares issued on reinvestment of distributions ........      1,652         40,695           139          3,560
Shares redeemed .......................................    (57,123)    (1,348,990)       (9,226)      (233,544)
                                                        -------------------------------------------------------
Net increase (decrease) ...............................    409,245    $ 9,752,798        77,682     $2,029,260
                                                        -------------------------------------------------------

aEffective date of Class R shares was January 2, 2002.

FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND
Notes to Financial Statements (unaudited) (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of Franklin Advisory Services, LLC (Advisory Services), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, LLC (FT Services), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, principal underwriter, administrative manager, and transfer agent, respectively.

The Fund pays an investment management fee to Advisory Services based on the average net assets of the Fund as follows:

       ANNUALIZED
        FEE RATE  AVERAGE DAILY NET ASSETS
       ------------------------------------------------------------
          .750%   First $500 million
          .625%   Over $500 million, up to and including $1 billion
          .500%   In excess of $1 billion

The Fund also pays accounting fees to Advisory Services.

Under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisory Services based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .50%, 1.00%, 1.00% and .50% per year of its average daily net assets of Class A, Class B, Class C, and Class R, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund's shares, and received contingent deferred sales charges for the year of $2,997,778 and $96,198, respectively.

The Fund paid transfer agent fees of $640,942 of which $508,548 was paid to Investor Services.


4. INCOME TAXES

At March 31, 2003, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

        Cost of investments                        $817,085,830
                                                   -------------
        Unrealized appreciation                      85,357,985
        Unrealized depreciation                     (60,938,315)
                                                   -------------
        Net unrealized appreciation (depreciation) $ 24,419,670
                                                   -------------

FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND
Notes to Financial Statements (unaudited) (CONTINUED)


4. INCOME TAXES (CONT.)

Net realized gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

At September 30, 2002, the Fund had deferred currency losses occurring subsequent to October 31, 2001 of $218. For tax purposes, such losses will be reflected in the year ending September 30, 2003.

The Fund utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for tax purposes.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended March 31, 2003, aggregated $200,105,867 and $8,385,171 respectively.


6. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at March 31, 2003 were as shown below.


                    NUMBER OF                             NUMBER OF                      INVESTMENT       REALIZED
                   SHARES HELD     GROSS      GROSS      SHARES HELD        VALUE          INCOME          CAPITAL
NAME OF ISSUER    SEP. 31, 2002  ADDITIONS REDUCTIONS  MARCH 31, 2003  MARCH 31, 2003  10/01/02-3/31/03  GAINS/LOSSES
---------------------------------------------------------------------------------------------------------------------
NON CONTROLLED AFFILIATES
West Pharmaceutical
 Services Inc.       879,200      25,600        --        904,800       $17,734,080       $356,800           --
                                                                        ---------------------------------------------
TOTAL NON CONTROLLED AFFILIATES                                         $17,734,080       $356,800           --
                                                                        =============================================



7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the advisor). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $386,585 of dividend income from investment in the Sweep Money Fund for the period ended March 31, 2003.

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


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





LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International (Ex EM) Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund


Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund
Franklin U.S. Long-Short Fund 3

GROWTH & INCOME
Franklin Balance Sheet Investment Fund 4
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 4
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund

Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 6
Franklin Short-Intermediate
 U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 5
Franklin Federal Money Fund 5,7
Franklin Money Fund 5,7


TAX-FREE INCOME 8
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5,7
STATE-SPECIFIC
TAX-FREE INCOME 8


Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia


INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 11


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.

2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.

3. Upon reaching approximately $350 million in assets, the fund will close to all investors.

4. The fund is only open to existing shareholders as well as select retirement plans.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

9. Portfolio of insured municipal securities.

10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).

11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

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                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS

One Franklin Parkway
San Mateo, CA  94403-1906


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SEMIANNUAL REPORT
FRANKLIN RISING DIVIDENDS FUND

INVESTMENT MANAGER
Franklin Advisory Services, LLC
One Parker Plaza
Ninth Floor
Fort Lee, NJ 07024

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Rising Dividends Fund prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

158 S2003 05/03